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                                                                EXHIBIT 10.98




                              MEGO FINANCIAL CORP.
                               4310 PARADISE ROAD
                            LAS VEGAS, NEVADA  89109


                                August 16, 1996


Legg Mason Special Investment Trust, Inc.
Legg Mason Tower
111 South Calvert Street
Baltimore, Maryland  21203-1476

                 Re:      Series A, 12% Cumulative Preferred Stock

Dear Sirs:

         Legg Mason Special Investment Trust, Inc. (the "Holder") is the holder of 200,000 shares (the "Preferred Shares") of Series A, 12% Cumulative Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of Mego Financial Corp., a New York corporation (the "Company").

         Pursuant to the terms of the Series A Preferred Stock, the Company is required to redeem all the Preferred Shares on August 31, 1996 (the "Redemption Date") at an aggregate redemption price (the "Redemption Price") of $2,000,000, in cash. The Company and the Holder desire to set forth their agreement regarding the issuance by the Company to the Holder of shares of common stock, par value $.01 per share ("Common Stock"), of the Company in payment of the Redemption Price. In consideration of the mutual covenants and agreements contained herein, the Company and the Holder hereby agree as follows:

         1. Payment of Redemption Price. The Holder agrees that the Redemption Price may be paid by the Company by the issuance to the Holder of the number of shares (such shares being referred to herein as the "Common Shares") of Common Stock having a Fair Market Value (as defined below) equal to the Redemption Price, provided that no fractional shares or scrip representing fractional shares shall be issued. In lieu of issuing any fractional share, the Company shall pay to the Holder cash in an amount equal to the Fair Market Value of such fractional share. For purposes hereof, the term "Fair Market Value" shall mean the average of the daily closing sale prices of the Common Stock, as reported on the Nasdaq National Market, during the ten (10) trading days ending on the trading day immediately preceding the Redemption Date. The Company shall deliver to the Holder, following the Redemption Date, a certificate or certificates evidencing the Common Shares





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registered in the name of the Holder, promptly after surrender by the Holder to the Company of the certificate(s) evidencing the Preferred Shares.

         2. Representations of the Holder. The Holder hereby represents and warrants to the Company as follows:

         (a) The Holder is in receipt of and has carefully read and understands the following items (collectively, the "Offering Material"):

                 i) The Company's Annual Report on Form 10-K for the year ended August 31, 1995;

                 ii) The Company's Annual Report to Shareholders for the year ended August 31, 1995;

                 iii) The Company's Quarterly Reports on Form 10-Q for the quarters ended November 30, 1995, February 29, 1996 and May 31, 1996;

                 iv) The Company's Proxy Statement used in connection with the solicitation of proxies for its Annual Meeting of Shareholders held on June 11, 1996;

                 v) The Company's audited financial statements as of and for the nine month period ended May 31, 1996; and

                 vi) Such other information as it has requested in order to evaluate an investment in the Company.

         (b) The Holder acknowledges that it has had the opportunity to obtain additional information beyond the Offering Material in order to verify the information contained in the Offering Material and to evaluate the risks of an investment in the Common Shares.

         (c) The Holder understands (i) that the Common Shares have not been registered for sale under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities or blue sky laws ("Other Securities Laws") and that the Common Shares are being offered and issued to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws; (ii) that in order to satisfy such requirements the Holder must be acquiring the Common Shares for its own account for investment and not with a view to distribution thereof except in accordance with the Act and Other Securities Laws and that the representations and warranties contained in this
Section 2 are given with the intention that the Company may rely thereon for purposes of claiming such exemption; and (iii) that the Common Shares cannot be sold or otherwise transferred unless subsequently registered under the Act and Other Securities Laws or unless an exemption from such registration is available.




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         (d)     The Holder agrees that the Common Shares will not be sold or otherwise transferred unless (i) a registration statement with respect thereto has become effective under the Act; or (ii) there is presented to the Company an opinion of counsel reasonably satisfactory to the Company that registration under the Act and Other Securities Laws is not required; or (iii) pursuant to the provisions of Rule 144 or Rule 144A promulgated under the Act (and in the case of (i) and (iii), there is presented to the Company an opinion of counsel reasonably satisfactory to the Company that the sale or transfer will not subject the Company to any liability under Other Securities Laws). The Holder consents that any transfer agent of the Company may be instructed not to transfer any Common Shares, unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the Common Shares a legend calling attention to the foregoing restrictions on transferability of the Common Shares substantially as follows:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

         (e) The Holder acknowledges that it is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Common Shares and that, by reason of the knowledge and experience of its representatives and agents in financial and business matters in general, and investments of this type in particular, it is capable of evaluating the merits and risks of an investment by it in the Common Shares.

         (f) The Holder's financial condition is such that it is under no present need in order to satisfy any existing or contemplated understanding or indebtedness to dispose of any portion of the Common Shares which it is acquiring hereunder. The Holder is able to bear the economic risk of an investment in the Common Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of its investment in the Common Shares and its probable inability to sell or transfer the Common Shares for an indefinite period of time.

         (g) The Holder is acquiring the Common Shares for its own account for investment and the Common Shares are not being acquired with a view to, or for resale in connection with, any distribution within the meaning of the Act.




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         (h)     The Holder understands that, because the Common Shares have not been registered under the Act or any Other Securities Laws, the Common Shares therefore must be held indefinitely unless the Common Shares are subsequently registered under the Act and any Other Securities Laws or until an exemption from such registration thereunder is available.

         (i) The Holder is aware that any sales which may be made in reliance upon Rule 144 promulgated under the Act, may be made only if the Company is in compliance with the reporting and other requirements under Rule 144, and then only in limited amounts, after the required holding periods, and otherwise in accordance with the terms and conditions of Rule 144.

         (j) The Holder acknowledges that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act.

         (k) The Holder understands that it has no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration of the Common Shares under the Act or any Other Securities Laws, except pursuant to Section 3 and Section 4 of this letter agreement.

         (l) The Holder acknowledges that the Company has relied on the representations contained herein and that the statutory basis for exemption from the requirements of Section 5 of the Act may not be present if, notwithstanding such representations, the Holder were acquiring the Common Shares for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

         3. Registration Rights-Coordinated. The following provisions shall apply during the period beginning on April 15, 1997 and continue until the second anniversary of the Redemption Date:

         (a) The Company shall give notice to the Holder of the proposed filing of any Registration Statement (other than a Registration Statement on Form S-4 or Form S-8 or successor forms thereto) under the Act for an offering of any securities of the Company, not less than thirty (30) days prior to the filing of such Registration Statement; and

         (b) Upon the request of the Holder, the Company shall include in any such Registration Statement such information as may be required to permit a public offering of the Common Shares specified in such request; and

         (c) The Company shall (i) bear the costs, expenses and fees incurred in connection with such registration, excluding any broker fees, selling commissions, and out-of-pockets costs and expenses of the Holder; (ii) use its best efforts to keep any such registration statement effective for a period of six months (and up to an additional three months if requested by the Holder); (iii) supply prospectuses and other documents as the




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Holder may reasonably request; (iv) use its best efforts to register and qualify the Common Shares for sale in such states as the Holder designates; (v) do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Common Shares; and (vi) enter into cross-indemnification arrangements with the Holder with respect to matters arising from such Registration Statement and public offering, except that the maximum amount that may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Common Shares.

         Notwithstanding the foregoing, in the event that there is an underwritten offering of the Company's securities offered pursuant to said Registration Statement pursuant to this Section 3, the underwriter shall have the right to refuse to permit any Common Shares, or to limit the amount of Common Shares, to be sold by the Holder to such underwriter as such underwriter may determine in its discretion, and the Holder shall refrain from selling such remainder of its Common Shares covered by such Registration Statement for the period of 45 days following the effective date of such Registration Statement or such other reasonable period requested by such underwriter.

         4. Registration Rights - Demand. The following provisions shall apply during the period beginning on April 15, 1997 and continue until the second anniversary of the Redemption Date:

         (a) Subject to Sections 4(b), (d) and (e), if the Holder shall give notice to the Company to the effect that the Holder desires to register under the Act the Common Shares under such circumstances that a public distribution (within the meaning of the Act) of any such securities will be involved, then the Company, on one and only one occasion, will promptly, but in no event later than 45 days after receipt of such notice, file a Registration Statement pursuant to the Act, to the end that the Common Shares may be publicly distributed under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such Registration Statement to become and remain effective (including taking such steps as may be reasonably required to obtain the removal of any stop order); provided, that the Holder shall furnish to the Company all appropriate information in connection therewith as the Company may reasonably request in writing;

         (b) In the event the Company receives from the Holder a request that the Company file a Registration Statement on Form S-3 with respect to the Common Shares and if Form S-3 (or its successor if such Form has been superseded) is then available for such offering by the Holder, then the Company shall, promptly, but in no event later than thirty (30) days after receipt of such notice, file such Registration Statement and use its best efforts to effect such registration as would permit the sale of the securities as specified in the request. Registrations effected pursuant to this Section 4(b) shall not be counted as demands for registration pursuant to Section 4(a).




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         (c)     The Company shall (i) bear the costs, expenses and fees
incurred in connection with such Registration Statement, excluding any broker fees, selling commissions, and out-of-pocket costs and expenses of the Holder;
(ii) in the case of a registration statement on Form S-2 or Form S- 3, use its best efforts to keep any such registration statement effective until all the Common Shares covered thereby have been sold or otherwise disposed of; (iii) in the case of a registration statement other than on Form S-2 or Form S-3, use its best efforts to keep any such registration statement effective for a period of six months (and up to an additional three months if requested by the Holder); (iv) supply prospectuses and other documents as the Holder may reasonably request; (v) use its best efforts to register and qualify the Common Shares for sale in such states as the Holder designates; (vi) do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Common Shares; and
(vii) enter into cross-indemnification arrangements with the Holder with respect to matters arising from such Registration Statement and public offering, except that the maximum amount that may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Common Shares.

         (d) The provisions of this Section 4 shall not apply if prior to or at such time as the Holder shall give notice to the Company pursuant to
Section 4(a) or make a request to the Company pursuant to Section 4(b), the Company shall have notified the Holder in writing that the Common Shares are covered by an effective Registration Statement and that the Company will cause such Registration Statement to remain effective until all the Common Shares covered thereby have been sold or otherwise disposed of. The Holder shall furnish to the Company within a reasonable period all appropriate information and indemnification (if appropriate) in connection with any such Registration Statement as the Company may request in writing.

         (e) The provisions of this Section 4 shall not apply if the Holder or its assignee shall have exercised its rights pursuant to Section 3.04 of the Common Stock Purchase Warrant (the "Warrant"), issued as of September 1, 1993 by the Company to the Holder, as amended by the letter agreement dated the date hereof, to purchase 300,000 shares of Common Stock, to require the Company to file a Registration Statement covering the shares of Common Stock issuable upon exercise of the Warrant and the Holder shall not have requested that the Company include the Common Shares in such Registration Statement.

         5. Governing Law. This letter agreement shall be governed by and construed under the laws of the State of New York.

         6. Execution in Counterparts. This letter agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document.

         7. Binding Effect. This letter agreement shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and permitted




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assigns, provided, that the Holder may not assign its rights hereunder without the prior written consent of the Company.



              *                        *                         *




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         If you are in agreement with the foregoing, kindly execute the enclosed copy of this letter in the space provided below and return it to the undersigned, whereupon this letter shall constitute a binding agreement between us.


                                       Very truly yours,

                                       MEGO FINANCIAL CORP.



                                       By: ____________________________________
                                             Jerome J. Cohen
                                             President


ACCEPTED AND AGREED
AS OF THE DATE HEREOF:

LEGG MASON SPECIAL INVESTMENT TRUST, INC.


By: _______________________________
     Name:
     Title:




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